SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 1, 1999

                      APPLE RESIDENTIAL INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)

  VIRGINIA                         0-23983                         54-1816010
 (State of                      (Commission                     (IRS Employer
incorporation)                  File Number)                 Identification No.)

 306 EAST MAIN STREET
  RICHMOND, VIRGINIA                                                 23219
(Address of principal                                             (Zip Code)
  executive offices)

               Registrant's telephone number, including area code:
                                 (804) 643-1761

                      APPLE RESIDENTIAL INCOME TRUST, INC.

                                    FORM 8-K

                                      Index

                                                                           PAGE
                                                                          NUMBER
                                                                          ------
Item 2.    Acquisition or Disposition of Assets                             3

Item 7.    Financial Statements, Pro Forma Financial
           Information and Exhibits

       a.  Independent Auditors' Report                                     7
           (Grayson Square Apartments)*

           Historical Statement of Income and
           Direct Operating Expenses
           (Grayson Square Apartments)*

           Note to Historical Statement of
           Income and Direct Operating
           Expenses (Grayson Square Apartments)*

       b.  Pro Forma Statement of Operations                                8
           for the Year ended December 31, 1998
           (unaudited)*

           Pro Forma Balance Sheet as of
           December 31, 1998 (unaudited)*

       c.  Exhibits

           4        Instruments Defining the Rights of Lenders

           10.1     Purchase Contract for Grayson Square Apartments

           10.2     Property Management Agreement for
                    Grayson Square Apartments

           10.3 Certificate of Limited Partnership of Apple REIT VII Limited Partnership.

           10.4 Limited Partnership Agreement of Apple REIT VII Limited Partnership

           23.1     Consent of Independent Auditors*

-----------------------
* To be filed by amendment.

Item 2.  Acquisition or Disposition of Assets

                            GRAYSON SQUARE APARTMENTS

                                Grapevine, Texas

     On February 1, 1999, Apple REIT VII Limited Partnership (together with its parent companies, Apple Residential Income Trust, Inc., Apple General, Inc. and Apple Limited, Inc., the "Company") purchased the Grayson Square Apartments located at 2300 Grayson Drive, Grapevine, Texas (the "Property").

     The Property comprises 200 apartment units. The purchase price for the Property was $9,350,000. The seller was Grapevine I Partners, Ltd., a Texas limited partnership, which is not affiliated with the Company, Apple Residential Management Group, Inc. (the "Advisor") or their affiliates. The purchase price was paid through a combination of (i) approximately $2,357,215 in cash using proceeds from the sale of the Common Shares of the Company, and (ii) approximately $6,992,785 by assumption of a mortgage loan. Title to the Property was conveyed to the Company by special warranty deed.

     The Property was acquired with the assumption of a mortgage loan in the original principal amount of $7,350,000 held by Fannie Mae. On February 1, 1999, the outstanding balance of the mortgage loan was $6,992,785. The interest on the mortgage loan currently is 6.505% per annum; amortization is based on a 28-year amortization term; and prepayments are permitted after May 1, 2001 with a 2% prepayment penalty, after May 1, 2002 with a 1% prepayment penalty, and after May 1, 2003 with no prepayment penalty. The maturity date of the mortgage loan is April 1, 2005, and the balance due at maturity, assuming no payment has been made on principal in advance of its due date, is $6,200,873. The current required monthly payment of principal and interest is $46,634.00.

     In connection with the original financing of the Property, the previous owner of the Property agreed to certain restrictions on the use of the Property set forth in a special warranty deed and deed restrictions. In connection with the purchase of the Property and the assumption of the mortgage loan, the Company entered into an assumption of the special warranty deed and deed restrictions. Among the restrictions agreed to by the Company is that at least 20% of the apartment units must be occupied by the persons who, at the time of initial occupancy of the apartment units, are "lower income tenants." The term lower income tenants is defined, generally, as one or more persons who occupy an apartment unit whose aggregate anticipated income does not exceed 80% of the median income for the area where the Property is located.

     LOCATION. The Property is located on Grayson Drive near Highways 121 and 114 in Grapevine, Texas. The Property is within Tarrant County, near Dallas, Texas. The Property is located within the greater Dallas/Forth Worth metropolitan statistical area, or as it is called locally, "The Metroplex."

     The following information is based in part upon information provided by the Dallas Chamber of Commerce. The Dallas/Fort Worth Metroplex is in the north-central part of Texas and is composed of nine counties. The 1996 population of The Metroplex was approximately 4,400,000. The Dallas metropolitan area is the second largest in the state, behind Houston.

     The economy of the Dallas/Forth Worth area is complex and diversified. Key economic factors include a large manufacturing base (including as products military hardware, electronics, automobiles, industrial equipment, oil-field parts, food products and chemicals), banking, insurance services, communications, oil and gas production and air transportation. Major employers in the area include Texas Instruments, Southwestern Bell, General Motors, J.C. Penney, NationsBank and Vought Aircraft Company.

     The Metroplex is also an established transportation center for the nation. The Dallas/Fort Worth International Airport occupies approximately 17,600 acres of land between the two cities. It is the second largest commercial airport in the United States in terms of land area, and is the second busiest airport in the world, with more than 2,500 daily arrivals and departures.

     The area also has a well-established system of interstate highway and supporting secondary routes. The Metroplex is located at the hub of Interstates 35, 45, 20 and 30. Two outer loops, Interstate 635 in Dallas and Interstate 820 in Forth Worth, surround the respective cities.

     The many institutions of higher learning in the area include Southern Methodist University, the University of Texas at Dallas, the University of Texas at Arlington, the University of North Texas, and Texas Christian University.

     The Property is in a neighborhood consisting of other multi-family and single-family housing, and commercial and retail development. The Property is located near restaurants, businesses, schools and churches, and is readily accessible from Highways 121, 114 and 360. The Property is an approximately 25-minute drive from Dallas, an approximately 15-minute drive from Fort Worth and an approximately 10-minute drive from the Dallas/Fort Worth International Airport.

     DESCRIPTION OF THE PROPERTY. The Property consists of 200 garden-style apartment units in 20 two-story buildings on approximately 10.8 acres of land. The Property was constructed in 1985. There are four apartment unit types. The unit mix and rents being charged new tenants as of February 1999 are as follows:

                                                                      APPROXIMATE INTERIOR               MONTHLY
QUANTITY                                 TYPE                              SQUARE FOOTAGE                 RENTAL
--------                                 ----                              --------------                 ------
     30         One bedroom, one bathroom                                           600                    $ 540
     60         One bedroom, one bathroom                                           750                      640
     60         One bedroom, one bathroom w/den                                     900                      740
     50         Two bedrooms, two bathrooms                                        1,018                     875

     The apartments provide a total of approximately 168,000 square feet of net rentable area.

     The Company believes that the Property has generally been well maintained and is in good condition. However, the Company has budgeted approximately $200,000 for repairs and improvements to the Property, to include clubhouse renovations, exterior painting, replacement of gutters and downspouts, and interior upgrades.

     The following information is provided by the seller. Physical occupancy at the Property averaged approximately 96% in 1994, 99% in 1995, 96% in 1996, 95% in 1997, and 92% in 1998. Leases at the Property are generally for terms of one year or less. Average rental rates for the past five years have generally increased. As an example, a one-bedroom, one-bathroom apartment unit with den (900 square feet) rented for $615 in 1994, $660 in 1995, $670 in 1996, $690 in
1997, and $705 in 1998. The average effective annual rental per square foot at the Property for 1994 through 1998 was $8.43, $9.05, $9.19, $9.46, and $9.67, respectively.

     The Property has an outdoor swimming pool, a Jacuzzi, a playground and a fitness center. There is also a clubhouse with a leasing office and ample paved parking for the tenants.

     The buildings are wood frame construction with exteriors consisting of a combination of brick veneer and painted wood siding. The buildings are on concrete slab foundations and roofs are pitched and covered with asphalt shingles on plywood sheathing.

     Each apartment unit has wall-to-wall carpeting in the living areas and vinyl floors in the kitchen and bath. Each apartment unit has a cable television hook-up and an individually controlled heating and air-conditioning unit. Each kitchen has a refrigerator/freezer, electric range and oven, dishwasher and garbage disposal. All of the units, other than the smallest one-bedroom units, have full-sized washer/dryer connections. Each upstairs unit has vaulted ceilings and each downstairs unit has nine-foot ceilings. Selected apartment units have a wood-burning fireplace and built-in bookcases. Each apartment unit has walk-in closets, private outside storage, a covered balcony or patio, and ceiling fans. The owner of the Property pays for cold water, sewer service, trash removal, gas for hot water and basic cable television service. The residents pay for their electricity usage, which includes cooking, lighting, heating and air-conditioning.

     There are at least four apartment properties that compete with the Property. All offer similar amenities and generally have rents that are comparable to those of the Property. Based on a recent telephone survey, the Advisor estimates that occupancy in nearby competing properties averaged approximately 89% on February 1, 1999.

     As of February 10, 1999, the Property was approximately 88% occupied. The tenants are a mix of white-collar workers, students and retired persons.

     The  following  table sets forth 1998 real  estate tax  information  on the
Property:

 JURISDICTION        ASSESSED VALUE        TAX RATE          TAX
 ------------        --------------        --------          ---

Tarrant County         $ 7,000,000        $ 0.60532      $ 42,372.12

City of Grapevine        7,000,000          1.92279        134,595.30
                                                          -----------
Total                                                    $ 176,967.42

     The basis of the depreciable residential real property portion of the Property (currently estimated at about $8,778,065) will be depreciated over 27.5 years on a straight-line basis. The basis of the personal property portion will be depreciated in accordance with the modified accelerated cost recovery system of the Internal Revenue Code of 1986, as amended (the "Code"). Amounts to be spent by the Company on repairs and improvements will be treated for tax purposes as permitted by the Code based on the nature of the expenditures.

     The Advisor and the Company believe that the Property is and will continue to be adequately covered by property and liability insurance.

     MATERIAL  FACTORS  CONSIDERED  IN  ASSESSING  THE  PROPERTY.   The  factors
considered by the Advisor and the Company to be relevant in evaluating the Property for acquisition by the Company included the following:

         1. The Metroplex was perceived as being characterized by a diverse, stable and steadily growing economy. It was believed that these factors would support stable occupancy rates and reasonable increases in rents at the Property.

         2. The Property was perceived as being in a desirable rental market of the Metroplex with a location convenient to major employment areas as well as recreational attractions. For example, the Property is close to the new 1,000-acre Texas Motor Speedway, which is expected to create approximately 6,200 new permanent and temporary jobs.

         3. Based upon an engineering report and its own inspections, the Advisor believes that the Property has been well maintained and is in good condition, although the Advisor believes that the planned repairs and improvements for the Property will allow further increase in rents.

     ACQUISITION AND MANAGEMENT SERVICES AND FEES. In consideration of services rendered to the Company in connection with the selection and acquisition of the Property, the Company paid Cornerstone Realty Income Trust, Inc. became entitled to a property acquisition fee equal to 2% of the purchase price of the Property, or $187,000. At closing, $47,144 of the fee was paid. The balance will be paid if and when the debt encumbering the Property is repaid. Cornerstone Realty Income Trust, Inc. will also serve as property manager for the Property and for its services will be paid by the Company a monthly management fee equal to 5% of the gross revenues of the Property plus reimbursement of certain expenses.

     The Company is not aware of any material adverse factors relating to the Property not set forth in this report that will cause the financial information contained in this report not to be necessarily indicative of future operating results.

                                   ITEM 7.a.*





----------------
* To be filed by amendment.It is impracticable to include herein the required financial statements for the Property. The required financial statements will be filed as an amendment to this report as soon as possible, but in no event more than 60 days after the date of filing of this report.

                                   ITEM 7.b.*





----------------
* To be filed by amendment. It is impracticable to include herein the required pro forma financial information. The required pro forma financial information will be filed as an amendment to this report as soon as possible, but in no event more than 60 days after the date of filing of this report.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Apple Residential Income Trust, Inc.


Date: February 16, 1999                 By: /s/ Glade M. Knight
                                            -----------------------------
                                           Glade M. Knight
                                           President of Apple Residential
                                           Income Trust, Inc.

                                  EXHIBIT INDEX

                      Apple Residential Income Trust, Inc.
                         Form 8-K dated February 1, 1999

EXHIBIT NUMBER                        EXHIBIT
--------------                        -------

     4                 Instruments Defining the Rights of Lenders

     10.1              Purchase Contract for Grayson Square Apartments

     10.2              Property Management Agreement for Grayson Square
                       Apartments

     10.3 Certificate of Limited Partnership of Apple REIT VII Limited Partnership.

     10.4              Limited Partnership Agreement of Apple REIT VII
                       Limited Partnership.

     23.1              Consent of Independent Auditors*








* To be filed by amendment.